UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2022

SAGA COMMUNICATIONS, INC.

(Exact Name of Registrant as Specified in its Charter)

Florida	1-11588	38-3042953
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

73 Kercheval Avenue
Grosse Pointe Farms, MI	48236
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (313) 886-7070

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	SGA	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 25, 2022, Saga Communications, Inc. (the “Company”) entered into a third amendment (the “Amendment”) to the Employment Agreement dated June 1, 2011 and amended on February 12, 2016 and further amended on February 26, 2019 (the “Employment Agreement”) between the Company and Edward K. Christian, the Company’s President, Chief Executive Officer and Chairman of the Board.

The Amendment extends the term of the Employment Agreement from March 31, 2025 to March 31, 2027. The Amendment also makes the following changes to the Employment Agreement pursuant to Section 409A of the Internal Revenue Code:

●	Paragraph 16 is revised to add a definition of “Change in Control” that tracks Section 409A requirements;
●	Paragraph 17 is revised to provide that the “Change in Control” payment is made in a lump sum within 45 days after the Change in Control;
●	Paragraph 30 is revised to include a “clawback” provision;
●	Paragraph 31 provides that payments are intended to comply with, or be exempt from, Section 409A, and the Agreement is to be interpreted, construed and administered in accordance with Section 409A. It also contains provisions regarding six-month delay of certain payments following a separation from service, reimbursements and timing of tax gross up payments pursuant to 409A.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. A copy of Mr. Christian’s Employment Agreement effective June 1, 2011 is available as Exhibit 10(p) to the Company’s Form 10-Q for the quarter ending June 30, 2011, a copy of the February 12, 2016 amendment to the Employment Agreement is available as Exhibit 10.1 to the Company’s Form 8-K/A filed on April 8, 2016, and a copy of the February 26, 2019 amendment to the Employment Agreement is available as Exhibit 10.1 to the Company’s Form 8-K filed on March 1, 2019.

Item 9.01.Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Third Amendment to Employment Agreement dated January 25, 2022 between Saga Communications, Inc. and Edward K. Christian.
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

INDEX OF EXHIBITS

Exhibit No.	Description
10.1	Third Amendment to Employment Agreement dated January 25, 2022 between Saga Communications, Inc. and Edward K. Christian.
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ugust
SAGA COMMUNICATIONS, INC.

Dated: January 27, 2022	By:	/s/ Samuel D. Bush
Samuel D. Bush
Senior Vice President and Chief
Financial Officer